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                                                                   EXHIBIT 10.16

                      AMENDMENT TO SUBLEASE INCORPORATING
                              PROVISIONS OF LEASE

          This AMENDMENT TO SUBLEASE INCORPORATING PROVISIONS OF LEASE ("Amendment") is made to be effective as of July 10, 1997 (the "Effective
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Date"), by and between First USA Financial, Inc. ("Sublessor") and First USA
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Paymentech, Inc. ("Sublessee").
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                                   RECITALS:

          A.   Sublessor and Sublessee entered into a
certain Sublease Incorporating Provisions of Lease dated as of June 2, 1997 (the "Sublease") with respect to certain premises described therein. The Sublease is
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a sublease of certain premises leased from Elm Partners Limited ("EPL") to
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Sublessor pursuant to a lease dated as of December 14, 1994, as amended from time to time (said lease, as amended, is referred to herein as the "Lease"). The
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Sublease is made a part hereof, and capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Sublease.

          B. Sublessor is the current sublessor under the Sublease. Sublessee is the current sublessee under the Sublease.

          C. Sublessor and Sublessee desire to amend certain provisions of the Sublease in the manner hereinafter provided.

          NOW, THEREFORE, for and in consideration of the sum of One Dollar ($1.00) paid by each of the parties hereto to the other, and in further consideration of the mutual covenants and promises herein contained, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, it is agreed that said Sublease be, and is hereby amended in the following respects:

          1. Upon the Rent Commencement Date (as defined in the Lease) for Sublessor's leasing of floor 11 of the Premises (as defined in the Lease) from EPL, Sublessor shall sublease floor 11 of the Premises (as defined in the Lease) to Sublessee upon the terms and conditions contained in the Sublease.

          2. Upon Sublessor's subleasing of floor 11 of the Premises (as defined in the Lease) to Sublessee, said floor 11 shall automatically be added to Exhibit "A" of the Sublease.
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          3.   Except as amended by this Amendment, the Sublease remains in full force and effect in accordance with the terms thereof.

          This document may be executed in multiple counterparts.

SUBLESSOR:

FIRST USA FINANCIAL, INC.



By: /s/ Jack M. Antonini
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Name: Jack M. Antonini
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Title: Vice Chairman
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SUBLESSEE:

FIRST USA PAYMENTECH, INC.


By: /s/ Philip Taken
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Name: Philip Taken
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Title: Chief Adm. Officer and General Councel
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